SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                December 6, 1995


                             GREENTREE SOFTWARE, INC
               (Exact Name of Registrant as Specified in Charter)


                                    NEW YORK
                 (State or Other Jurisdiction of Incorporation)

             0-12094                                   13-2897997
             (Commission File Number)                  (IRS Employer
                                                  Identification No.)

            2801 Fruitville Road, Suite 180, Sarasota, Florida 34237
               (Address of Principal Executive Offices) (Zip Code)

               Registrant's telephone number, including area code:
                                 (941) 954-2210

      ITEM 5.  OTHER EVENTS.

      On December 6, 1995, the Nasdaq Listing Qualifications Committee informed Greentree Software, Inc. (the "Company") that they would be delisting the Company's securities from the Nasdaq SmallCap MarketSM effective with the opening of business on Thursday, December, 7, 1995.

      On December 29, 1995, the Registrant announced that it has sold 2,001,666 shares of its common stock in a private offering of its common stock to accredited investors. The private offering proposes to sell an aggregate of 4,166,667 shares of the Registrant's common stock, $.04 par value per share. The private offering is described in the Registrant's press release dated December 29, 1995, a copy of which is filed as Exhibit A to this Report.

      ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

      (C)  EXHIBITS.

      Exhibit A     Press Release dated December 29, 1995.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GREENTREE SOFTWARE, INC.


                                        By: \s\ Jeffrey J. Pinkerton
                                         Name: Jeffrey J. Pinkerton
                                         Title: Vice President

Dated:  January 2, 1996